Supplement dated November 17, 2025

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus each dated April 28, 2025, as supplemented, for:

Strategic Group Variable Universal Life®

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

Fund Additions

Beginning November 17, 2025, the following funds are added to Appendix A as investment options under your policy:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML Invesco Discovery Mid Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.83%	--	--	--
Large Cap Growth	MML Invesco Discovery Large Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.74%	--	--	--
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%*	23.71%	13.21%	13.43%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%*	5.59%	5.87%	7.55%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.83%	11.16%	7.73%	10.20%

*This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.

**The expenses are based on estimated amounts for the current fiscal year of the Fund. The Fund has not been in operation for a full calendar year, and therefore has no performance history. Performance history will be available for the Fund after it has been in operation for one calendar year.

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Fund Name Changes and Sub-Adviser Change

•	Effective November 14, 2025, the following fund was renamed and the following fund sub-adviser change occurred:

Current Fund Name	New Fund Name
MML International Equity Fund Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	MML VIP MFS International Equity Fund Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company

•	Effective November 14, 2025, the following fund was renamed:

Current Fund Name	New Fund Name
MML Small Cap Equity Fund	MML VIP Invesco Small Cap Equity Fund

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 548-0073, 8 a.m.–5 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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